Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,268,911.00
Previously Paid Amount	0.00
Total Fee Amount	8,308.57
Total Offset Amount	0.00
Net Fee	$ 8,308.57